Exhibit 1.1


                           OneDentist Resources, Inc.

              INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO
               AUTHORIZED: 25,000,000 COMMON SHARES, NO PAR VALUE

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                            CUSIP  68243W  10  3


This Certifies That

Is The Owner Of


             FULLY PAID AND NON-ASSESSABLE SHARES, NO PAR VALUE, OF

                           OneDentist Resources, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. this Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     In Witness Whereof, the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and the facsimile seal of the Corporation to be duly affixed hereto.


/s/  Gerald Strauss                             /s/  Graydon Webb
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Secretary                                       President

                           OneDentist Resources, Inc.
                         Corporate Stock Transfer, Inc.
                           Transfer Fee: As Required


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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  as tenants in common                 UNIF GIFT MIN ACT -  Custodian for
TEN ENT  as tenants by the entireties                      (Cust.) (Minor)
JT TEN   as joint tenants with right              under Uniform Gifts to Minors
         of survivorship and not as               Act of
         tenants in common                                  (State)

    Additional abbreviations may also be used though not in the above list.


     For value received ________________  hereby sell, assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE


               Please print or type name and address of assignee


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-----------------------------------------------------------------------   Shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within-named
Corporation, with full power of substitution in the premises.

Dated                        20
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SIGNATURE GUARANTEED:                   X
                                          --------------------------------------

                                        X
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THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON
THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.